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                                                               EXHIBIT 10.3(13)











[MGM MIRAGE LOGO]
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
MASTER PLAN DOCUMENT
================================================================================






                            EFFECTIVE JANUARY 1, 2001



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Supplemental Executive Retirement Plan
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                                TABLE OF CONTENTS

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                                                                                                            PAGE
PURPOSE        ...............................................................................................1


ARTICLE 1      DEFINITIONS....................................................................................1


ARTICLE 2      SELECTION, ENROLLMENT, ELIGIBILITY.............................................................6

      2.1      SELECTION BY COMMITTEE.........................................................................6
      2.2      ENROLLMENT REQUIREMENTS........................................................................6
      2.3      ELIGIBILITY; COMMENCEMENT OF PARTICIPATION.....................................................6
      2.4      TERMINATION OF PARTICIPATION AND/OR CONTRIBUTIONS..............................................7

ARTICLE 3      COMPANY CONTRIBUTION/CREDITING/TAXES...........................................................7

      3.1      ANNUAL COMPANY CONTRIBUTION AMOUNT.............................................................7
      3.2      VESTING........................................................................................8
      3.3      CREDITING/DEBITING OF ACCOUNT BALANCE.........................................................10
      3.4      FICA AND OTHER TAXES..........................................................................11

ARTICLE 4      UNFORESEEABLE FINANCIAL EMERGENCIES...........................................................12

      4.1      WITHDRAWAL PAYOUT FOR UNFORESEEABLE FINANCIAL EMERGENCIES.....................................12

ARTICLE 5      RETIREMENT BENEFIT............................................................................12

      5.1      RETIREMENT BENEFIT............................................................................12
      5.2      PAYMENT OF RETIREMENT BENEFIT.................................................................12
      5.3      DEATH PRIOR TO COMPLETION OF RETIREMENT BENEFIT...............................................13

ARTICLE 6      PRE-RETIREMENT SURVIVOR BENEFIT...............................................................13

      6.1      PRE-RETIREMENT SURVIVOR BENEFIT...............................................................13
      6.2      PAYMENT OF PRE-RETIREMENT SURVIVOR BENEFIT....................................................13

ARTICLE 7      TERMINATION BENEFIT...........................................................................14

      7.1      TERMINATION BENEFIT...........................................................................14
      7.2      PAYMENT OF TERMINATION BENEFIT................................................................14
      7.3      DEATH PRIOR TO COMPLETION OF RETIREMENT BENEFIT...............................................14

ARTICLE 8      DISABILITY BENEFIT............................................................................14

      8.1      CONTINUED ELIGIBILITY; DISABILITY BENEFIT.....................................................14

ARTICLE 9      BENEFICIARY DESIGNATION.......................................................................15
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
      9.1      BENEFICIARY...................................................................................15
      9.2      BENEFICIARY DESIGNATION; CHANGE; SPOUSAL CONSENT..............................................15
      9.3      ACKNOWLEDGEMENT...............................................................................15
      9.4      NO BENEFICIARY DESIGNATION....................................................................15
      9.5      DOUBT AS TO BENEFICIARY.......................................................................15
      9.6      DISCHARGE OF OBLIGATIONS......................................................................15

ARTICLE 10     LEAVE OF ABSENCE..............................................................................16

      10.1     PAID LEAVE OF ABSENCE.........................................................................16
      10.2     UNPAID LEAVE OF ABSENCE.......................................................................16

ARTICLE 11     TERMINATION, AMENDMENT OR MODIFICATION........................................................16

      11.1     TERMINATION...................................................................................16
      11.2     AMENDMENT.....................................................................................16
      11.3     PLAN AGREEMENT................................................................................17
      11.4     EFFECT OF PAYMENT.............................................................................17

ARTICLE 12     ADMINISTRATION................................................................................17

      12.1     COMMITTEE DUTIES..............................................................................17
      12.2     AGENTS........................................................................................17
      12.3     BINDING EFFECT OF DECISIONS...................................................................17
      12.4     INDEMNITY OF COMMITTEE........................................................................18
      12.5     EMPLOYER INFORMATION..........................................................................18

ARTICLE 13     OTHER BENEFITS AND AGREEMENTS.................................................................18

      13.1     COORDINATION WITH OTHER BENEFITS..............................................................18

ARTICLE 14     CLAIMS PROCEDURES.............................................................................18

      14.1     PRESENTATION OF CLAIM.........................................................................18
      14.2     NOTIFICATION OF DECISION......................................................................18
      14.3     REVIEW OF A DENIED CLAIM......................................................................19
      14.4     DECISION ON REVIEW............................................................................19
      14.5     LEGAL ACTION..................................................................................19

ARTICLE 15     TRUST.........................................................................................20

      15.1     ESTABLISHMENT OF THE TRUST....................................................................20
      15.2     INTERRELATIONSHIP OF THE PLAN AND THE TRUST...................................................20
      15.3     DISTRIBUTIONS FROM THE TRUST..................................................................20


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
      15.4     INVESTMENT OF TRUST ASSETS....................................................................20
      15.5     NO CLAIM ON TRUST ASSETS......................................................................20

ARTICLE 16     MISCELLANEOUS.................................................................................21

      16.1     STATUS OF PLAN................................................................................21
      16.2     UNSECURED GENERAL CREDITOR....................................................................21
      16.3     EMPLOYER'S LIABILITY..........................................................................21
      16.4     NONASSIGNABILITY..............................................................................21
      16.5     NOT A CONTRACT OF EMPLOYMENT..................................................................21
      16.6     FURNISHING INFORMATION........................................................................22
      16.7     TERMS.........................................................................................22
      16.8     CAPTIONS......................................................................................22
      16.9     GOVERNING LAW.................................................................................22
      16.10    NOTICE........................................................................................22
      16.11    SUCCESSORS....................................................................................22
      16.12    SPOUSE'S INTEREST.............................................................................22
      16.13    VALIDITY......................................................................................22
      16.14    INCOMPETENT...................................................................................22
      16.15    COURT ORDER...................................................................................23
      16.16    DISTRIBUTION IN THE EVENT OF TAXATION.........................................................23
      16.17    LEGAL FEES TO ENFORCE RIGHTS AFTER CHANGE IN CONTROL..........................................23


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[MGM MIRAGE LOGO]
Supplemental Executive Retirement Plan
MASTER PLAN DOCUMENT
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                                   MGM MIRAGE
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                            Effective January 1, 2001

                                     PURPOSE

         The purpose of this Plan is to provide specified benefits to a select group of management and highly compensated Employees who contribute materially to the continued growth, development and future business success of MGM MIRAGE, a Delaware corporation, and its subsidiaries that sponsor this Plan. This Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA.

                                    ARTICLE 1
                                   DEFINITIONS

     For purposes of this Plan, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

1.1  "Account Balance" shall mean the sum of (a) and (b) less the sum of (c) and
     (d):

     (a)  The sum of the Participant's Annual Company Contribution Amounts.

     (b) Amounts credited or debited in accordance with all the applicable crediting provisions of this Plan that relate to the Participant's Account Balance.

     (c)  Any forfeitures under Section 3.2.

     (d) All distributions made to the Participant or his or her Beneficiary pursuant to this Plan. The Account Balance shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid to a Participant, or his or her designated Beneficiary, pursuant to this Plan.

1.2 "Annual Company Contribution Amount" shall mean, for any one Plan Year, the amount determined in accordance with Section 3.1.

1.3 "Beneficiary" shall mean one or more persons, trusts, estates or other entities, designated in accordance with Article 9, that are entitled to receive benefits under this Plan upon the death of a Participant or the death of a predecessor Beneficiary receiving benefits under the Plan.

1.4 "Beneficiary Designation Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to designate one or more Beneficiaries.

1.5  "Board" shall mean the board of directors of the Company.

1.6 "Change in Control" shall mean the first to occur of any of the following events:

     (a) Any "person" or "group" of persons (as such terms are used in Section 13 and 14(d)(2) of the Securities Exchange Act of 1934, as amended ("Exchange Act")), other than Tracinda Corporation, Kirk Kerkorian, members of the immediate family of Kirk Kerkorian, the


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          heirs and legatees of Kirk Kerkorian and trusts or other entities for the benefit of such persons or affiliates of such persons (as such term "affiliates" is defined in the rules promulgated by the Securities and Exchange Commission), becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act), directly or indirectly, of fifty percent (50%) or more of the Company's capital stock entitled to vote generally in the election of directors. (For the avoidance of doubt, as of the date of the adoption of this Plan, Tracinda Corporation and its sole shareholder, Kirk Kerkorian, are the beneficial owners of in excess of fifty percent (50%) of the Company's capital stock);

     (b) At any time, individuals who, at the date of the adoption of this Plan, constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (a), (c), (d) or (e) of this Section 1.6) whose election by the Board or nomination for election by the Company's shareholders was approved by a majority vote of either (1) the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, or (2) the members of the Company's Executive Committee then still in office who either were members at the beginning of the period or whose election or nomination for election to the Executive Committee was previously so approved by the directors or the Executive Committee, cease for any reason to constitute at least a majority of the Board;

     (c) Any consolidation or merger of the Company, other than a consolidation or merger of the Company in which the holders of the common stock of the Company immediately prior to the consolidation or merger hold more than fifty percent (50%) of the common stock of the surviving corporation immediately after the consolidation or merger;

     (d)  Any liquidation or dissolution of the Company; or

     (e) The sale or transfer of all or substantially all of the assets of the Company to parties that are not within a "controlled group of corporations" (as defined in Code Section 1563) in which the Company is a member.

1.7  "Claimant" shall have the meaning set forth in Section 14.1.

1.8 "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.

1.9  "Committee" shall mean the committee described in Article 12.

1.10 "Company" shall mean MGM MIRAGE, a Delaware corporation, and any successor to all or substantially all of the Company's assets or business.

1.11 "Compensation" shall mean the Participant's cash base salary relating to services performed during any calendar year, whether or not paid in such calendar year or included on the Federal Income Tax Form W-2 for such calendar year, excluding bonuses and incentive payments, fringe benefits, stock options, relocation expenses, non-monetary awards, automobile and other allowances paid to a Participant for employment services rendered (whether or not such allowances are included in the Employee's gross income). Compensation shall be calculated


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     before reduction for compensation voluntarily deferred or contributed by the Participant pursuant to all qualified or non-qualified plans of any Employer and shall be calculated to include amounts not otherwise included in the Participant's gross income under Code Section 125, 402(e)(3), 402(h), or 403(b) pursuant to plans established by any Employer; provided, however, that all such amounts will be included in compensation only to the extent that, had there been no such plan, the amount would have been payable in cash to the Employee.

1.12 "Deduction Limitation" shall mean the following described limitation on a benefit that may otherwise be distributable pursuant to the provisions of this Plan. Except as otherwise provided, this limitation shall be applied to all distributions that are "subject to the Deduction Limitation" under this Plan. If an Employer determines in good faith prior to a Change in Control that there is a reasonable likelihood that any compensation paid to a Participant for a taxable year of the Employer would not be deductible by the Employer solely by reason of the limitation under Code Section 162(m), then to the extent deemed necessary by the Employer to ensure that the entire amount of any distribution to the Participant pursuant to this Plan prior to the Change in Control is deductible, the Employer may defer all or any portion of a distribution under this Plan. Any amounts deferred pursuant to this limitation shall continue to be credited/debited with additional amounts in accordance with Section 3.3, even if such amount is being paid out in installments. The amounts so deferred and amounts credited thereon shall be distributed to the Participant or his or her Beneficiary (in the event of the Participant's death) at the earliest possible date, as determined by the Employer in good faith, on which the deductibility of compensation paid or payable to the Participant for the taxable year of the Employer during which the distribution is made will not be limited by Section 162(m).

1.13 "Disability" shall mean incapacity for medical reasons certified by a licensed physician that precludes a Participant from performing the essential functions of the Participant's duties of employment for a substantially consecutive period of six months or more, as such disability is determined by the Committee in its sole discretion.

1.14 "Disability Benefit" shall mean the benefit set forth in Article 8.

1.15 "Disclosure of Confidential Information" shall mean, for purposes of this Plan, a Participant's willful disclosure or use of any "Confidential Information" (as defined below) (except (i) in connection with regularly assigned duties for any Employer, (ii) as consented to in writing by any Employer or (iii) under legal compulsion) at any time during or following the term of employment, directly or indirectly, for any purpose whatsoever, whether or not such Confidential Information was acquired while the Participant was engaged in the Employers' affairs and regardless of by whom such Confidential Information was generated, either by the Participant or others in the employ of the Employers, or outside the Employers. For purposes of this Plan, "Confidential Information" shall mean confidential information, not generally known to the public and which was not already in the rightful possession of the person to whom it is disclosed, of a special and unique nature and value pertaining to the business of the Employers and relating to such matters as, without limitation, the Employers' patents, copyrights, employee data, proprietary information, trade secrets, inventions, software, systems, procedures, manuals,


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     processes, applications, business practices and agreements, financial information, research and development, marketing strategies, know-how and lists of customers (which are deemed for all purposes confidential and proprietary).

1.16 "Election Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to make an election under the Plan.

1.17 "Employee" shall mean a person who is an employee of any Employer.

1.18 "Employer(s)" shall mean the Company and/or any of its subsidiaries (now in existence or hereafter formed or acquired) that have been selected by the Board to participate in the Plan and have adopted the Plan as a sponsor.

1.19 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

1.20 "Months of Continuous Service" shall mean, subject to the next sentence, the total number of continuous full calendar months that a Participant has been employed by one or more Employers (any partial calendar month of employment shall not be counted). Despite the foregoing, any employment prior to January 1, 1994, with one or more Employers shall not be taken into account for purposes of calculating Months of Continuous Service. Further, any Termination of Employment before Retirement, death or Disability and a subsequent re-employment with any Employer shall cause the calculation of Months of Continuous Service to begin again based on the date of re-employment, and service prior to such re-employment shall be disregarded. Notwithstanding the immediately previous sentence, the Committee, in its sole discretion, may allow Months of Continuous Service prior to a Termination of Employment to be counted after a re-employment. During any period of Disability or unpaid leave of absence, a Participant shall not be credited with additional Months of Continuous Service.

1.21 "Months of Plan Participation" shall mean the total number of continuous full months a Participant has been a Participant in the Plan, starting with his or her Plan Entry Date.

1.22 "Participant" shall mean any Employee (i) who is selected to participate in the Plan, (ii) who elects to participate in the Plan, (iii) who signs a Plan Agreement, an Election Form and a Beneficiary Designation Form, (iv) whose signed Plan Agreement, Election Form and Beneficiary Designation Form are accepted by the Committee, (v) who commences participation in the Plan, and (vi) whose Plan Agreement has not terminated. A spouse or former spouse of a Participant, as such, shall not be treated as a Participant in the Plan or have an account balance under the Plan, even if he or she has an interest in the Participant's benefits under the Plan in accordance with
     Article 5 or 6 of the Plan, or as a result of applicable law or property settlements resulting from legal separation or divorce.

1.23 "Plan" shall mean the Company's Supplemental Executive Retirement Plan, which shall be evidenced by this instrument and by each Plan Agreement, as they may be amended from time to time.


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1.24 "Plan Agreement" shall mean a written agreement, as may be amended from time to time, which is entered into by and between an Employer and a Participant. Each Plan Agreement executed by a Participant and the Participant's Employer shall provide for the entire benefit to which such Participant is entitled under the Plan; should there be more than one Plan Agreement, the Plan Agreement bearing the latest date of acceptance by the Employer shall supersede all previous Plan Agreements in their entirety and shall govern such entitlement. The terms of any Plan Agreement may be different for any Participant, and any Plan Agreement may provide additional benefits not set forth in the Plan or limit the benefits otherwise provided under the Plan; provided, however, that any such additional benefits or benefit limitations must be agreed to by both the Employer and the Participant.

1.25 "Plan Entry Date" shall mean the date on which a Participant first commences participation in the Plan, as determined by the Committee in its sole discretion.

1.26 "Plan Year" shall mean, for the first Plan Year, a period beginning on the effective date of this Plan and ending on December 31 of the calendar year. For each subsequent Plan Year, a Plan Year shall mean a period beginning on January 1 of each calendar year and continuing through December 31 of such calendar year.

1.27 "Pre-Retirement Survivor Benefit" shall mean the benefit set forth in
     Article 6.

1.28 "Quarterly Installment Method" shall mean quarterly installment payments over the number of quarters selected by the Participant in accordance with this Plan or as specified in the Plan, calculated as follows: the vested Account Balance of the Participant shall be calculated as of the close of business on the last business day of the calendar quarter in which the Participant becomes entitled to a quarterly installment payment under this Plan. The quarterly installment shall be calculated by multiplying this balance by a fraction, the numerator of which is one, and the denominator of which is the remaining number of quarterly payments due the Participant. By way of example, if the Participant elects 40 quarters, the first payment shall be 1/40 of the vested Account Balance, calculated as described in this definition. For the following calendar quarter, the payment shall be 1/39 of the vested Account Balance, calculated as described in this definition.

1.29 "Reasonable Cause" shall mean a voluntary termination of employment by the Participant following: (i) any action by the Participant's Employer which results in a material diminution in the Participant's position, authority, duties or responsibilities to the Employer, including for this purpose any change in the Participant's employment location that is more than 60 miles from his or her location at the time of any Change in Control, or (ii) any reduction in the Participant's compensation not agreed to by the Participant; provided that, in either case, an isolated, insubstantial, and inadvertent failure or action not taken in bad faith and which is promptly remedied after notice by the Participant to the Participant's Employer shall not be deemed to be "Reasonable Cause".

1.30 "Retirement", "Retire(s)" or "Retired" shall mean severance from employment from all Employers for any reason other than an authorized leave of absence, death or Disability on or


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     after the attainment of (i) age sixty-five (65) or (ii) age fifty-five (55)
     with one hundred twenty (120) Months of Continuous Service.

1.31 "Retirement Benefit" shall mean the benefit set forth in Article 5.

1.32 "Termination Benefit" shall mean the benefit set forth in Article 7.

1.33 "Termination for Cause" shall mean, for purposes of this Plan, that the Participant's Employers, acting in good faith and based upon the information then known to them, after due inquiry, terminate the Participant's employment with all Employers because the Participant (i) has been convicted of a felony or other crime involving moral turpitude, (ii) has acted or failed to act in connection with his or her employment in such manner as would constitute gross negligence or willful misconduct, (iii) has continued and habitual use of narcotics or alcohol that materially impairs the Participant's performance of his or her employment duties or
     (iv) has otherwise acted or failed to act in a manner which constitutes grounds for termination for cause (or the equivalent) as defined in any written employment agreement between the Participant and an Employer (other than a Participant's death or Disability).

1.34 "Termination of Employment" shall mean the severing of employment with all Employers, voluntarily or involuntarily, for any reason other than Retirement, Disability, death or an authorized leave of absence.

1.35 "Trust" shall mean one or more trusts established pursuant to Section 15.1.

1.36 "Unforeseeable Financial Emergency" shall mean an unanticipated emergency that is caused by an event beyond the control of the Participant that would result in severe financial hardship to the Participant resulting from (i) a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, (ii) a loss of the Participant's property due to casualty, or (iii) such other extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, all as determined in the sole discretion of the Committee.


                                    ARTICLE 2
                       SELECTION, ENROLLMENT, ELIGIBILITY

2.1 SELECTION BY COMMITTEE. Participation in the Plan shall be limited to a select group of management and highly compensated Employees, as determined by the Committee in its sole discretion. From that group, the Committee shall select, in its sole discretion, Employees to participate in the Plan.

2.2 ENROLLMENT REQUIREMENTS. As a condition to participation, each selected Employee shall complete, execute and return to the Committee a Plan Agreement, an Election Form and a Beneficiary Designation Form. In addition, the Committee shall establish from time to time such other enrollment requirements as it determines in its sole discretion are necessary.

2.3 ELIGIBILITY; COMMENCEMENT OF PARTICIPATION. Provided an Employee selected to participate in the Plan has met all enrollment requirements set forth in this Plan and required by the


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     Committee, including returning all required documents to the Committee, that Employee shall commence participation in the Plan as of the first day of the calendar quarter following the calendar quarter in which he or she completes all enrollment requirements (which may occur prior to the effective date of this Plan).

2.4 TERMINATION OF PARTICIPATION AND/OR CONTRIBUTIONS. If the Committee determines in good faith that a Participant no longer qualifies as a member of a select group of management or highly compensated employees, as membership in such group is determined in accordance with Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA, the Committee shall have the right, in its sole discretion, to (i) discontinue making any additional contributions to the Plan for and on behalf of that Participant, and/or (ii) immediately distribute the Participant's then vested Account Balance as a Termination Benefit and terminate the Participant's participation in the Plan. The payment of any amount under this Section 2.4 shall be subject to the Deduction Limitation.


                                    ARTICLE 3
                      COMPANY CONTRIBUTION/CREDITING/TAXES

3.1 ANNUAL COMPANY CONTRIBUTION AMOUNT. For a Participant, the Annual Company Contribution Amount shall be calculated for each Plan Year in the following manner:

     (a) The Participant's projected Months of Continuous Service until age 65 (which shall not exceed 360 months) shall be calculated assuming that the first Month of Continuous Service is his or her Plan Entry Date (and if the Participant experiences a Termination of Employment and is rehired, the first day of the rehire, rather than the original date of employment shall be used, unless the Committee, in its sole discretion, determines otherwise) and (ii) the Participant's employment with at least one Employer will continue until the Participant reaches age 65. (The Committee, in its sole discretion, may award Months of Continuous Service for employment service with an Employer prior to the Plan Entry Date, provided that any such award shall not exceed 84 months.) The number of months so calculated shall be divided by 12, rounding the number to two decimal places. (For example, if a Participant turns age 40 on his or her Plan Entry Date and has been granted by the Committee 60 months of continuous service prior to commencing participation in the Plan, his or her Months of Continuous Service shall be 360 and that number shall be divided by 12, with a result of 30.)

     (b)  The result in (a) above shall be multiplied by 2%.

     (c) The result in (b) above shall have 5% added to it. (As a note of clarification, this percentage is subject to vesting under Section 3.2(a)(i) and shall be shown on periodic benefit statements as unvested until vesting occurs and represents an additional benefit for 60 Months of Continuous Service starting with the Participant's Plan Entry Date.)

     (d) The result in (c) above shall be multiplied by the "Applicable Percentage" found in the Table attached to this Plan as Schedule A. The "Applicable Percentage" shall correspond


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          to the Participant's age, stated in complete months (using the
          Participant's birthday and monthly anniversary dates of that birthday to determine complete months), on the Participant's Plan Entry Date.

     (e) The result in (d) above shall be multiplied by the Participant's Compensation for the applicable Plan Year. In this regard, for the first year of the Participant's Plan participation, Compensation shall be the Participant's Compensation as of the Participant's Plan Entry Date, adjusted to take into account only the Compensation to be paid from the Plan Entry Date to the end of the Plan Year. For subsequent Plan Years, Compensation shall be the Participant's Compensation, determined as of the first day of the Plan Year. Despite the foregoing, should a Participant receive a Compensation increase during any calendar quarter of Plan participation, the above computations in this Section 3.1 will be recalculated to take into account, for the purpose of calculating the installment contribution for that calendar quarter and any subsequent calendar quarter during the Plan Year, the Compensation increase.

     (f) The result in (e) above shall be the Annual Company Contribution Amount and that amount shall be credited to the Participant's Account Balance as follows. For the first year of Plan participation, it shall be credited in equal installments on the last day of each calendar quarter during that portion of the Plan Year for which the Participant participates in the Plan. For subsequent Plan Years, the Annual Company Contribution Amount shall be credited to the Participant's Account Balance in equal quarterly installments on the last day of each calendar quarter; provided, however, that if a Participant is not employed by an Employer as of the last day of a calendar quarter, the portion of the Annual Company Contribution Amount that otherwise would be credited to the Participant's Account Balance for that calendar quarter shall not be credited. Despite the foregoing, no contribution shall be made for any calendar quarter after the calendar quarter in which a Participant reaches age 65.

3.2  VESTING.


     (a)  Except as otherwise provided in this Section 3.2:

          (i) A Participant shall vest in that portion of a Participant's Account Balance that represents the 5% additional benefit provided for in Section 3.1(c), plus earnings thereon, upon the Participant's attainment of both (1) sixty (60) Months of Plan Participation and (2) one hundred and twenty (120) Months of Continuous Service. If a Participant does not vest in accordance with the immediately preceding sentence, for purposes of determining the Participant's vested Account Balance under this Plan, the contributions credited to the Participant's Account Balance under Section 3.1, starting with the first Plan Year in which the Participant commences participation in the Plan, shall be calculated without the addition of 5% in Section 3.1(c) and earnings thereon. For purposes of this


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               Section 3.2(a) only, the Committee, in its sole discretion, may award a Participant with extra Months of Continuous Service, not to exceed 84 months.

          (ii) A Participant shall vest in his or her remaining Account Balance (i.e., the portion not described in (i) above) upon the attainment of thirty-six (36) Months of Plan Participation.

          (iii) In the event of a Participant's death or Disability, a Participant's Account Balance shall immediately become 100% vested (if it is not already vested in accordance with the above vesting schedules). In addition, if a Change in Control occurs and, within two years of the date of that Change in Control, the Participant is terminated by his or her Employer without cause (i.e., other than for a Termination for Cause), or the Participant terminates his or her employment for Reasonable Cause, then the Participant's Account Balance shall immediately become 100% vested (if it is not already vested in accordance with the above vesting schedules).

     (b) Notwithstanding subsection (a) above, the vesting schedule for a Participant's Account Balance shall not be accelerated to the extent that the Committee determines that such acceleration would cause the deduction limitations of Section 280G of the Code to become effective. In the event that all of a Participant's Account Balance is not vested pursuant to such a determination, the Participant may request independent verification of the Committee's calculations with respect to the application of Section 280G. In such case, the Committee must provide to the Participant within 15 business days of such a request an opinion from a nationally recognized accounting firm selected by the Participant (the "Accounting Firm"). The opinion shall state the Accounting Firm's opinion that any limitation on the vested percentage hereunder is necessary to avoid the limits of Section 280G and contain supporting calculations. The reasonable cost of such opinion shall be paid for by the Company.

     (c)  Notwithstanding any other provision of this Section 3.2:

          (i) If a Participant is Terminated for Cause, he or she shall forfeit that portion of his or her Account Balance that represents (1) the Annual Company Contribution Amount under Section 3.1, plus earnings thereon, for the Plan Year in which such termination takes place, and (2) the Annual Company Contribution Amounts under Section 3.1, plus earnings thereon, credited during the two Plan Years immediately preceding the Plan Year in which such termination takes place.

          (ii) If a Participant (1) Discloses Confidential Information at any time, (2) participates at any time in any action that has a direct, substantial and adverse effect on the reputation or business of any Employer, or (3) within two years after his or her Termination of Employment accepts a position of employment with a Competitor of any Employer, he or she shall forfeit his or her entire unpaid Account Balance. A "Competitor" shall be any employer or person who is in the same primary business or provides the same primary


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               services as those primarily conducted or provided by the Company and all other Employers, considered as a single enterprise, as reasonably determined by the Committee. Despite the foregoing, if within two years following a Change in Control, a Participant accepts a position of employment with a Competitor of any Employer, the Participant shall not forfeit his or her unpaid vested Account Balance as a result of accepting such a position.

          (iii) Notwithstanding (i) or (ii) immediately above, the Committee, in its sole and absolute discretion, may waive, limit or condition any such forfeiture of benefits.

     (d) Any amount not vested under this Section 3.2 when a Participant would otherwise first become entitled to the payment of a benefit under this Plan shall be forfeited and debited against the Participant's Account Balance.

3.3 CREDITING/DEBITING OF ACCOUNT BALANCES. In accordance with, and subject to, the rules and procedures that are established from time to time by the Committee, in its sole discretion, amounts shall be credited or debited to a Participant's Account Balance in accordance with the following rules:

     (a) ELECTION OF MEASUREMENT FUNDS. A Participant, in connection with his or her initial participation in the Plan, shall elect, on the Election Form, one or more Measurement Fund(s) (as described in Section 3.3(c)) to be used to determine the additional amounts to be credited or debited to his or her Account Balance. A Participant may (but is not required to) elect to add or delete one or more available Measurement Fund(s) to be used to determine the additional amounts to be credited or debited to his or her Account Balance, or to change the portion of his or her Account Balance allocated to each previously or newly elected Measurement Fund. A Participant may elect to make such a change by submitting an Election Form, whether written or electronic (as determined by the Committee from time to time and in its sole discretion), to the Committee. Any election so made and accepted by the Committee shall apply no later than the third business day following the Committee's acceptance of the election. Any such election shall continue to apply, unless subsequently changed in accordance with this Section 3.3(a).

     (b) PROPORTIONATE ALLOCATION. In making any election described in Section 3.3(a), the Participant shall specify on the Election Form, in increments of five percentage points (5%), the percentage of his or her Account Balance to be allocated to a Measurement Fund (as if the Participant were making an investment in that Measurement Fund with that portion of his or her Account Balance).

     (c) MEASUREMENT FUNDS. A Participant may elect one or more measurement funds (the "Measurement Funds") from among those selected by the Committee for the purpose of crediting or debiting additional amounts to his or her Account Balance. As necessary, the Committee may, in its sole discretion, discontinue, substitute or add Measurement Funds.


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          Each such action will take effect as of the first day of the calendar quarter that follows by thirty (30) days or more the day on which the Committee gives Participants advance written notice of such change. In selecting the Measurement Funds that are available from time to time, neither the Committee nor any Employer shall be liable to any Participant for such selection or adding, deleting or continuing any available Measurement Fund.

     (d) CREDITING OR DEBITING METHOD. The performance of each elected Measurement Fund (either positive or negative) will be reasonably determined by the Committee. A Participant's Account Balance shall be credited or debited on a daily basis based on the performance of each Measurement Fund selected by the Participant.

     (e) NO ACTUAL INVESTMENT. Notwithstanding any other provision of this Plan that may be interpreted to the contrary, the Measurement Funds are to be used for measurement purposes only, and a Participant's election of any such Measurement Fund, the allocation to his or her Account Balance thereof, the calculation of additional amounts and the crediting or debiting of such amounts to a Participant's
          Account Balance SHALL NOT be considered or construed in any manner as an actual investment of his or her Account Balance in any such Measurement Fund. In the event that the Company or the Trustee (as that term is defined in the Trust), in its sole discretion, decides to invest funds in any or all of the Measurement Funds, no Participant shall have any rights in or to such investments themselves. Without limiting the foregoing, a Participant's Account Balance shall at all times be a bookkeeping entry only and shall not represent any investment made on his or her behalf by the Company or the Trust; and the Participant shall at all times remain an unsecured creditor of the Company.

     (f)  EMPLOYER DISCRETION. Notwithstanding the foregoing provisions of this
          Section 3.3, the Committee shall retain the overriding discretion regarding the Participant's designation of Measurement Funds under this Section 3.3. If a Participant fails to designate any Measurement Fund under this Section 3.3, the Participant shall be deemed to have elected the money market fund, or such other fund as determined from time to time by the Committee in its sole discretion.

     (g) SELECTION RESULTS. The Participant shall bear full responsibility for all results associated with his or her selection of Measurement Funds under this Section 3.3, and the Employers shall have no responsibility or liability with respect to the Participant's selection of such Measurement Funds.

3.4  FICA AND OTHER TAXES.


     (a) COMPANY CONTRIBUTION AMOUNTS. When a Participant becomes vested in his or her Account Balance, the Participant's Employer(s) shall withhold from the Participant's salary and/or bonus, in a manner determined by the Employer(s), the Participant's share of FICA and other employment taxes. If necessary, the Committee may reduce the vested portion of the Participant's Account Balance in order to comply with this Section 3.4.


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     (b)  DISTRIBUTIONS. The Participant's Employer(s), or the Trustee of the
          Trust, shall withhold from any payments made to a Participant under this Plan all federal, state and local income, employment and other taxes required to be withheld by the Employer(s), or the Trustee of the Trust, in connection with such payments, in amounts and in a manner to be determined in good faith in the sole discretion of the Employer(s) and the Trustee of the Trust.


                                    ARTICLE 4
                       UNFORESEEABLE FINANCIAL EMERGENCIES

4.1 WITHDRAWAL PAYOUT FOR UNFORESEEABLE FINANCIAL EMERGENCIES. If the Participant experiences an Unforeseeable Financial Emergency, the Participant may petition the Committee to receive a partial or full payout from the Plan. The payout shall not exceed the lesser of the Participant's vested Account Balance, calculated as if such Participant were receiving a Termination Benefit, or the amount reasonably needed to satisfy the Unforeseeable Financial Emergency. If, subject to the sole discretion of the Committee, the petition for a payout is approved, any payout shall be made within 60 days of the date of approval. The payment of any amount under this Section 4.1 shall be subject to the Deduction Limitation.


                                    ARTICLE 5
                               RETIREMENT BENEFIT

5.1 RETIREMENT BENEFIT. Subject to the Deduction Limitation, a Participant who Retires shall receive, as a Retirement Benefit, his or her vested Account Balance.

5.2  PAYMENT OF RETIREMENT BENEFIT.

     (a) RETIREMENT AT OR AFTER AGE 65. If a Participant Retires at or after age 65, the Participant shall commence receiving his or her Retirement Benefit within 60 days of his or her Retirement, as elected by the Participant, either in a lump sum or in installments of up to 80 quarters pursuant to the Quarterly Installment Method. The Participant, in connection with his or her commencement of participation in the Plan, may elect on an Election Form how he or she is to receive his or her Retirement Benefit as set forth in the immediately preceding sentence. The Participant may annually change his or her election to an allowable alternative payout period by submitting a new Election Form to the Committee, provided that any such Election Form is submitted at least 1 year prior to the Participant's Retirement and is accepted by the Committee in its sole discretion. Subject to the prior sentence, the Election Form most recently accepted by the Committee shall govern the payout of the Retirement Benefit. If the Participant does not make any election with respect to the payment of the Retirement Benefit, then such benefit shall be payable in a lump sum. Any payment made shall be subject to the Deduction Limitation.


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     (b)  RETIREMENT BEFORE AGE 65. If a Participant Retires before reaching age
          65, then no later than 60 days after the last day of the calendar quarter in which the second anniversary of the Participant's
          Retirement falls (the "Second Anniversary of Retirement"), the Participant shall commence receiving his or her Retirement Benefit, as elected by the Participant, either in a lump sum or in installments of up to 80 quarters pursuant to the Quarterly Installment Method. A Participant, in connection with his or her commencement of participation in the Plan, may elect on an Election Form how he or she is to receive his or her Retirement Benefit as set forth in the immediately preceding sentence. The Participant may annually change his or her election to an allowable alternative payout period by submitting a new Election Form to the Committee, provided that any such Election Form is submitted at least 1 year prior to the Participant's Second Anniversary of Retirement and is accepted by the Committee in its sole discretion. Subject to the prior sentence, the Election Form most recently accepted by the Committee shall govern the payout of the Retirement Benefit. If the Participant does not make any election with respect to the payment of the Retirement Benefit, then such benefit shall be payable in a lump sum, starting within 60 days after the Participant's Second Anniversary of Retirement. Any payment made shall be subject to the Deduction Limitation.

5.3 DEATH PRIOR TO COMPLETION OF RETIREMENT BENEFIT. If a Participant dies after Retirement but before the Retirement Benefit is paid in full, the Participant's unpaid Retirement Benefit payments shall continue and shall be paid to the Participant's Beneficiary (a) over the remaining number of quarters and in the same amounts as that benefit would have been paid to the Participant had the Participant survived, or (b) in a lump sum, if requested by the Beneficiary and allowed in the sole discretion of the Committee, that is equal to the Participant's unpaid remaining vested Account Balance.


                                    ARTICLE 6
                         PRE-RETIREMENT SURVIVOR BENEFIT

6.1 PRE-RETIREMENT SURVIVOR BENEFIT. Subject to the Deduction Limitation, the Participant's Beneficiary shall receive a Pre-Retirement Survivor Benefit equal to the Participant's vested Account Balance if the Participant dies before he or she Retires, experiences a Termination of Employment or suffers a Disability.

6.2 PAYMENT OF PRE-RETIREMENT SURVIVOR BENEFIT. A Participant, in connection with his or her commencement of participation in the Plan, may elect on an Election Form whether the Pre-Retirement Survivor Benefit shall be received by his or her Beneficiary in a lump sum or in installments of up to 80 quarters pursuant to the Quarterly Installment Method. The Participant may annually change this election to an allowable alternative payout period by submitting a new Election Form to the Committee, which form may be accepted or rejected by the Committee in its sole discretion. Subject to the prior sentence, the Election Form most recently accepted by the Committee prior to the Participant's death shall govern the payout of the Participant's Pre-


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     Retirement Survivor Benefit. If a Participant does not make any election with respect to the payment of the Pre-Retirement Survivor Benefit, then such benefit shall be paid in a lump sum. Despite the foregoing, if the Participant's vested Account Balance at the time of his or her death is less than $25,000, payment of the Pre-Retirement Survivor Benefit may be made, in the sole discretion of the Committee, in a lump sum or in installments of up to 20 quarters pursuant to the Quarterly Installment Method. The lump sum payment shall be made, or installment payments shall commence, no later than 60 days after the last day of the calendar quarter in which the Committee is provided with proof that is satisfactory to the Committee of the Participant's death. Any payment made shall be subject to the Deduction Limitation.


                                    ARTICLE 7
                               TERMINATION BENEFIT

7.1 TERMINATION BENEFIT. Subject to the Deduction Limitation, the Participant shall receive a Termination Benefit, which shall be equal to the Participant's vested Account Balance if a Participant experiences a Termination of Employment prior to his or her Retirement, death or Disability.

7.2 PAYMENT OF TERMINATION BENEFIT. No later than 60 days after the last day of the calendar quarter in which the second anniversary of the Participant's Termination of Employment falls, the Participant shall commence receiving his Termination Benefit in installments, based on 12 quarters, using the Quarterly Installment Method. The Committee, in its sole discretion, may cause the Termination Benefit to be paid in a lump sum or in installments pursuant to the Quarterly Installment Method of up to 120 months. Any payment made shall be subject to the Deduction Limitation.

7.3 DEATH PRIOR TO COMPLETION OF TERMINATION BENEFIT. If a Participant dies after his or her Termination of Employment but before the Termination Benefit is paid in full, the Participant's unpaid Termination Benefit payments shall continue and shall be paid to the Participant's Beneficiary
     (a) over the remaining number of quarters and in the same amounts as that benefit would have been paid to the Participant had the Participant survived, or (b) in a lump sum, if requested by the Beneficiary and allowed in the sole discretion of the Committee, that is equal to the Participant's unpaid remaining vested Account Balance.


                                    ARTICLE 8
                               DISABILITY BENEFIT

8.1 CONTINUED ELIGIBILITY; DISABILITY BENEFIT. A Participant suffering a Disability shall, for benefit purposes under this Plan, continue to be considered to be employed, and shall be eligible for the benefits provided for in Article 4, 5, 6 or 7 in accordance with the provisions of those Articles. However, during any period of Disability, no additional Months of Continuous Service shall be awarded to the Participant. Notwithstanding the above, the Committee shall have the right to, in


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     its sole and absolute discretion and for purposes of this Plan only, and must in the case of a Participant who is otherwise eligible to Retire, deem the Participant to have experienced a Termination of Employment, or in the case of a Participant who is eligible to Retire, to have Retired, at any time (or in the case of a Participant who is eligible to Retire, as soon as practicable) after such Participant is determined to be suffering a Disability, in which case the Participant shall receive a Disability Benefit equal to his or her vested Account Balance at the time of the Committee's determination; provided, however, that should the Participant otherwise have been eligible to Retire, he or she shall be paid in accordance with Article 5. The Disability Benefit shall be paid in a lump sum within 60 days of the Committee's exercise of such right. Any payment made shall be subject to the Deduction Limitation.


                                    ARTICLE 9
                             BENEFICIARY DESIGNATION

9.1 BENEFICIARY. Each Participant shall have the right, at any time, to designate his or her Beneficiary(ies) (both primary as well as contingent) to receive any benefits payable under the Plan to a beneficiary upon the death of a Participant or the death of a predecessor Beneficiary receiving benefits under the Plan. The Beneficiary designated under this Plan may be the same as or different from the Beneficiary designation under any other plan of an Employer in which the Participant participates.

9.2 BENEFICIARY DESIGNATION; CHANGE; SPOUSAL CONSENT. A Participant shall designate his or her Beneficiary by completing and signing the Beneficiary Designation Form, and returning it to the Committee or its designated agent. A Participant shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Committee's rules and procedures, as in effect from time to time. If a married Participant names someone other than his or her spouse as a primary Beneficiary, a spousal consent, in the form designated by the Committee, must be signed by that Participant's spouse and returned to the Committee. Upon the acceptance by the Committee of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be canceled. The Committee shall be entitled to rely on the last Beneficiary Designation Form filed by the Participant and accepted by the Committee prior to his or her death.

9.3 ACKNOWLEDGMENT. No designation or change in designation of a Beneficiary shall be effective until received and acknowledged in writing by the Committee or its designated agent.

9.4 NO BENEFICIARY DESIGNATION. If a Participant fails to designate a Beneficiary as provided in Sections 9.1, 9.2 and 9.3 or, if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then the Participant's designated Beneficiary shall be deemed to be his or her surviving spouse. If the Participant has no surviving spouse, the benefits remaining under the Plan to be paid to a Beneficiary shall be payable to the executor or personal representative of the Participant's estate.


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9.5  DOUBT AS TO BENEFICIARY. If the Committee has any doubt as to the proper
     Beneficiary to receive payments pursuant to this Plan, the Committee shall have the right, exercisable in its discretion, to cause the Participant's Employer to withhold such payments until this matter is resolved to the Committee's satisfaction.

9.6 DISCHARGE OF OBLIGATIONS. The payment of benefits under the Plan to a Beneficiary shall fully and completely discharge all Employers and the Committee from all further obligations under this Plan with respect to the Participant, and that Participant's Plan Agreement shall terminate upon such full payment of benefits.


                                   ARTICLE 10
                                LEAVE OF ABSENCE

10.1 PAID LEAVE OF ABSENCE. If a Participant is authorized by the Participant's Employer for any reason to take a paid leave of absence from the employment of the Employer, the Participant shall continue to be considered employed by the Employer and shall continue to accrue Months of Continuous Service during the continuation of such leave of absence.

10.2 UNPAID LEAVE OF ABSENCE. If a Participant is authorized by the Participant's Employer for any reason to take an unpaid leave of absence from the employment of the Employer, the Participant shall continue to be considered employed by the Employer, but the Participant shall not accrue additional Months of Continuous Service.


                                   ARTICLE 11
                     TERMINATION, AMENDMENT OR MODIFICATION

11.1 TERMINATION. Although each Employer anticipates that it will continue the Plan for an indefinite period of time, there is no guarantee that any Employer will continue the Plan or will not terminate the Plan at any time in the future. Accordingly, each Employer reserves the right, in its sole discretion, to discontinue its sponsorship of the Plan and/or to terminate the Plan at any time with respect to any or all of its participating Employees, by action of its board of directors. Upon the termination of the Plan with respect to any Employer, the Plan Agreements of the affected Participants who are employed by that Employer shall terminate and their vested Account Balances, determined as if they had experienced a Termination of Employment on the date of Plan termination or, if Plan termination occurs after the date upon which a Participant was eligible to Retire, then with respect to that Participant as if he or she had Retired on the date of Plan termination, shall be paid to the Participants as follows: Prior to a Change in Control, if the Plan is terminated with respect to all of its Participants, an Employer shall have the right, in its sole discretion, and notwithstanding any elections made by the Participant, to pay such benefits in a lump sum or in installments of up to 60 quarters pursuant to the Quarterly Installment Method, with amounts credited and debited during the installment period as provided herein. If the Plan is terminated with respect to less than all of its Participants, an Employer shall be


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     required to pay such benefits in a lump sum. After a Change in Control, the
     Employer shall be required to pay such benefits in a lump sum. The termination of the Plan shall not adversely affect any Participant or Beneficiary who has become entitled to the payment of any benefits under the Plan as of the date of termination; provided however, that the Employer shall have the right to accelerate installment payments without a premium or prepayment penalty by paying the vested Account Balance in a lump sum or in installments using fewer quarters pursuant to the Quarterly Installment Method.

11.2 AMENDMENT. Any Employer may, at any time in its sole discretion, amend or modify the Plan in whole or in part with respect to that Employer by the action of its board of directors; provided, however, that: (i) no amendment or modification shall be effective to decrease or restrict the value of a Participant's vested Account Balance in existence at the time the amendment or modification is made, calculated as if the Participant had experienced a Termination of Employment as of the effective date of the amendment or modification or, if the amendment or modification occurs after the date upon which the Participant was eligible to Retire, the Participant had Retired as of the effective date of the amendment or modification, and (ii) no amendment or modification of this Section 11.2 shall be effective. The amendment or modification of the Plan shall not affect any Participant or Beneficiary who has become entitled to the payment of benefits under the Plan as of the date of the amendment or modification; provided, however, that the Employer shall have the right to accelerate installment payments by paying the vested Account Balance in a lump sum or in installments using fewer quarters pursuant to the Quarterly Installment Method.

11.3 PLAN AGREEMENT. Despite the provisions of Section 11.1 and 11.2, if a Participant's Plan Agreement contains benefits or limitations that are not in this Plan document, the Employer may only amend or terminate such provisions with the consent of the Participant.

11.4 EFFECT OF PAYMENT. The full payment of the applicable benefit under Article 4, 5, 6, 7 or 8 of the Plan shall completely discharge all obligations to a Participant and his or her designated Beneficiary under this Plan and the Participant's Plan Agreement shall terminate.


                                   ARTICLE 12
                                 ADMINISTRATION

12.1 COMMITTEE DUTIES. Except as otherwise provided in this Article 12, this Plan shall be administered by a Committee which shall consist of the Board, or such committee as the Board shall appoint from time to time. Members of the Committee may be Participants under this Plan and need not be members of the Board. The Committee shall also have the discretion and authority to
     (i) make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan and the governance of the Committee and (ii) decide or resolve any and all questions, including interpretations of this Plan, as may arise in connection with the Plan. Any individual serving on the Committee who is a Participant shall not vote or act on any matter


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     relating solely to himself or herself. When making a determination or calculation, the Committee shall be entitled to rely on information furnished by a Participant or the Company.

12.2 AGENTS. In the administration of this Plan, the Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative) and may from time to time consult with counsel who may be counsel to any Employer. The Company shall pay all expenses of such agents.

12.3 BINDING EFFECT OF DECISIONS. The decision or action of the Committee with respect to any question arising out of or in connection with the administration, interpretation or application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

12.4 INDEMNITY OF COMMITTEE. All Employers shall indemnify, defend and hold harmless each member of the Committee, and any Employee to whom the duties of the Committee may be delegated, against any and all claims, losses, damages, expenses or liabilities, including reasonable attorneys' fees and court costs, arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct by such member of the Committee or such Employee.

12.5 EMPLOYER INFORMATION. To enable the Committee to perform its functions, the Company and each Employer shall supply full and timely information to the Committee on all matters relating to the compensation of its Participants, the date and circumstances of the Retirement, Disability, death or Termination of Employment of its Participants, and such other pertinent information as the Committee may reasonably require.


                                   ARTICLE 13
                          OTHER BENEFITS AND AGREEMENTS

13.1 COORDINATION WITH OTHER BENEFITS. The benefits provided for a Participant and Participant's Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of the Participant's Employer. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided.


                                   ARTICLE 14
                                CLAIMS PROCEDURES

14.1 PRESENTATION OF CLAIM. Any Participant or Beneficiary of a deceased Participant (such Participant or Beneficiary being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant. All other


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[MGM MIRAGE LOGO]
Supplemental Executive Retirement Plan
MASTER PLAN DOCUMENT
================================================================================

     claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

14.2 NOTIFICATION OF DECISION. The Committee shall consider a Claimant's claim within a reasonable time, and shall notify the Claimant in writing:

     (a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

     (b) that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

          (i) the specific reason(s) for the denial of the claim, or any part of it;

          (ii) specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

          (iii) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

          (iv) an explanation of the claim review procedure set forth in Section 14.3.

14.3 REVIEW OF A DENIED CLAIM. Within 60 days after receiving a notice from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. Thereafter, but not later than 30 days after the review procedure began, the Claimant (or the Claimant's duly authorized representative):

     (a)  may review pertinent documents;

     (b) may submit written comments or other documents; and/or (c) may request a hearing, which the Committee, in its sole discretion, may grant.

14.4 DECISION ON REVIEW. The Committee shall render its decision on review promptly, and not later than 60 days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Committee's decision must be rendered within 120 days after such date. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

     (a)  specific reasons for the decision;

     (b) specific reference(s) to the pertinent Plan provisions upon which the decision was based; and

     (c)  such other matters as the Committee deems relevant.


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                                      -19-

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[MGM MIRAGE LOGO]
Supplemental Executive Retirement Plan
MASTER PLAN DOCUMENT
================================================================================

14.5 LEGAL ACTION. A Claimant's compliance with the foregoing provisions of this
     Article 14 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under this Plan.


                                   ARTICLE 15
                                      TRUST

15.1 ESTABLISHMENT OF THE TRUST. The Company shall establish the Trust, with sub-trusts for each Employer. Each Employer shall at least annually transfer over to the Trust such assets as the Employer determines, in its sole discretion, are necessary to provide, on a present value basis, for its respective future liabilities created with respect to the Annual Company Contribution Amounts for such Employer's Participants for all periods prior to the transfer, as well as any debits and credits to the Participants' Account Balance for all periods prior to the transfer, taking into consideration the value of the assets in the trust at the time of the transfer. Such assets shall be allocated to the respective sub-trust of each contributing Employer.

15.2 INTERRELATIONSHIP OF THE PLAN AND THE TRUST. The provisions of the Plan and the Plan Agreement shall govern the rights of a Participant to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the Employers, Participants and the creditors of the Employers to the assets transferred to the Trust. Each Employer shall at all times remain liable to carry out its obligations under the Plan with respect to its Participants. In this regard, if a Participant has been employed by only one Employer, such Employer shall be responsible for the total amounts credited to such Participant's Account Balance under this Plan. If a Participant has been employed by more than one Employer, each Employer shall be responsible only for the amounts credited to the Participant's Account Balance by such Employer.

15.3 DISTRIBUTIONS FROM THE TRUST. Each Employer's obligations under the Plan may be satisfied with Trust assets distributed pursuant to the terms of the Trust, and any such distribution shall reduce the Employer's obligations under this Plan.

15.4 INVESTMENT OF TRUST ASSETS. The Trustee of the Trust shall be authorized, upon written instructions received from the Committee or investment manager appointed by the Committee, to invest and reinvest the assets of the Trust in accordance with the applicable Trust Agreement.

15.5 NO CLAIM ON TRUST ASSETS. A Participant shall have no preferred claim on, or any beneficial interest in, any assets of the Trust. Any assets held by the Trust shall be subject to the claims of general creditors of each Employer that is the grantor of the Trust under federal and state law in the event of the Employer's "insolvency" (i.e., the Employer is unable to pay its debts as they become due or is subject to a pending proceeding as a debtor under the United States Bankruptcy Code), but only with respect to the assets of the Trust held for the benefit of Participants employed or formerly employed by such Employer.


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[MGM MIRAGE LOGO]
Supplemental Executive Retirement Plan
MASTER PLAN DOCUMENT
================================================================================

                                   ARTICLE 16
                                  MISCELLANEOUS

16.1 STATUS OF PLAN. The Plan is intended to be a plan that is not qualified within the meaning of Code Section 401(a) and that "is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" within the meaning of ERISA Sections 201(2), 301(a)(3) and 401(a)(1). The Plan shall be administered and interpreted to the extent possible in a manner consistent with that intent.

16.2 UNSECURED GENERAL CREDITOR. Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of an Employer. For purposes of the payment of benefits under this Plan, any and all of an Employer's assets shall be, and remain, the general, unpledged unrestricted assets of the Employer. An Employer's obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

16.3 EMPLOYER'S LIABILITY. An Employer's liability for the payment of benefits shall be defined only by the Plan and the Plan Agreement, as entered into between the Employer and a Participant. An Employer shall have no obligation to a Participant under the Plan except as expressly provided in the Plan and his or her Plan Agreement.

16.4 NONASSIGNABILITY. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, alienate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be, unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency or be transferable to a spouse as a result of a property settlement or otherwise.

16.5 NOT A CONTRACT OF EMPLOYMENT. The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between any Employer and the Participant. Such employment is hereby acknowledged to be an "at will" employment relationship that can be terminated at any time for any reason, or no reason, with or without cause, and with or without notice, unless otherwise expressly provided in a written employment agreement. Nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of any Employer, or to interfere with the right of any Employer to discipline or discharge the Participant at any time.

16.6 FURNISHING INFORMATION. A Participant or his or her Beneficiary will cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the


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                                      -21-

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Supplemental Executive Retirement Plan
MASTER PLAN DOCUMENT
================================================================================

     payments of benefits hereunder, including but not limited to taking such physical examinations as the Committee may deem necessary.

16.7 TERMS. Whenever any words are used herein in the masculine, they shall be construed as though they were in the feminine in all cases where they would so apply; and whenever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

16.8 CAPTIONS. The captions of the articles, sections and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

16.9 GOVERNING LAW. Subject to ERISA, the provisions of this Plan shall be construed and interpreted according to the internal laws of the State of Nevada, without regard to its conflicts of laws principles.

16.10 NOTICE. Any notice or filing required or permitted to be given to the Committee under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

                          Secretary of the MGM MIRAGE SERP Plan
                          Committee 3600 Las Vegas Blvd So.
                          Las Vegas, NV  89109

      Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

      Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

16.11 SUCCESSORS. The provisions of this Plan shall bind and inure to the benefit of the Participant's Employer and its successors and assigns and the Participant and the Participant's designated Beneficiaries. No other person shall be a third-party beneficiary or acquire any rights under this Plan.

16.12 SPOUSE'S INTEREST. The interest in the benefits hereunder of a spouse of a Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such spouse in any manner, including but not limited to such spouse's will, nor shall such interest pass under the laws of intestate succession.

16.13 VALIDITY. In case any provision of this Plan shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been inserted herein.

16.14 INCOMPETENT. If the Committee determines in its discretion that a benefit under this Plan is to be paid to a minor, a person declared incompetent or a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian,


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                                      -22-

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Supplemental Executive Retirement Plan
MASTER PLAN DOCUMENT
================================================================================

      legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetence, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

16.15 COURT ORDER. The Committee is authorized to make any payments directed by court order in any action in which the Plan or the Committee has been named as a party. In addition, if a court determines that a spouse or former spouse of a Participant has an interest in the Participant's benefits under the Plan in connection with a property settlement or otherwise, the Committee, in its sole discretion, shall have the right, notwithstanding any election made by a Participant, to immediately distribute the spouse's or former spouse's interest in the Participant's benefits under the Plan to that spouse or former spouse.

16.16 DISTRIBUTION IN THE EVENT OF TAXATION.


     (a) IN GENERAL. If, for any reason, all or any portion of a Participant's benefits under this Plan becomes taxable to the Participant prior to receipt, a Participant may petition the Committee before a Change in Control, or the Trustee of the Trust after a Change in Control, for a distribution of that portion of his or her benefit that has become taxable. Upon the grant of such a petition, which grant shall not be unreasonably withheld (and, after a Change in Control, shall be granted), a Participant's Employer shall distribute to the Participant immediately available funds in an amount equal to the taxable portion of his or her benefit (which amount shall not exceed a Participant's unpaid vested Account Balance under the Plan). If the petition is granted, the tax liability distribution shall be made within 90 days of the date when the Participant's petition is granted. Such a distribution shall affect and reduce the benefits to be paid under this Plan.

     (b) TRUST. If the Trust terminates in accordance with its terms and benefits are distributed from the Trust to a Participant in accordance therewith, the Participant's benefits under this Plan shall be reduced to the extent of such distributions.

16.17 LEGAL FEES TO ENFORCE RIGHTS AFTER CHANGE IN CONTROL. The Company and each Employer is aware that upon the occurrence of a Change in Control, the Board or the board of directors of a Participant's Employer (which might then be composed of new members) or a shareholder of the Company or the Participant's Employer, or of any successor corporation, might cause or attempt to cause, the Company, the Participant's Employer or such successor to refuse to comply with its obligations under the Plan and might cause or attempt to cause the Company or the Participant's Employer to institute, or may institute, litigation seeking to deny Participants the benefits intended under the Plan. In these circumstances, the purpose of the Plan could be frustrated.
      Accordingly, if, following a Change in Control, it should appear to any Participant that the Company, the Participant's Employer or any successor corporation has failed to comply with any of its obligations under the Plan or any agreement thereunder or, if the Company, such Employer


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                                      -23-

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[MGM MIRAGE LOGO]
Supplemental Executive Retirement Plan
MASTER PLAN DOCUMENT
================================================================================

     or any other person takes any action to declare the Plan void or unenforceable or institutes any litigation or other legal action designed to deny, diminish or to recover from any Participant the benefits intended to be provided (collectively, the "Dispute"), then the Company and the Participant's Employer shall pay, if the Participant prevails in the Dispute, the Participant's reasonable legal fees and court costs actually incurred by the Participant in the initiation or defense of the Dispute, whether by or against the Company or the Participant's Employer or any director, officer, shareholder or other person affiliated with the Company, the Participant's Employer or any successor thereto.

IN WITNESS WHEREOF, the Company has signed this Plan document effective as of January 1, 2001.


                                    "Company"
                                    MGM MIRAGE, a Delaware corporation


                                    By:  /s/  SCOTT LANGSNER
                                         --------------------------------------
                                    Title:  Sr VP and Secretary/Treasurer
                                          -------------------------------------


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                                      -24-

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[MGM MIRAGE LOGO]
Supplemental Executive Retirement Plan
MASTER PLAN DOCUMENT
================================================================================
















                                   SCHEDULE A



















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                                      -25-

                                          SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                                                        SCHEDULE A

---------------- ------------            ---------------- ------------            ----------------- ------------
     Age          Applicable                  Age          Applicable                  Age           Applicable
  (in months)     Percentage               (in months)     Percentage               (in months)      Percentage
---------------- ------------            ---------------- ------------            ----------------- ------------

-----------------------------            -----------------------------            ------------------------------
  35 Years                                   40 Years                                45 Years
(420 Months)      19.67%                   (480 Months)      25.57                 (540 Months)     34.56%
-----------------------------            -----------------------------            ------------------------------
     421          19.75%                     481             25.69%                 541             34.76%
     422          19.84%                     482             25.81%                 542             34.95%
     423          19.92%                     483             25.94%                 543             35.15%
     424          20.01%                     484             26.06%                 544             35.35%
     425          20.09%                     485             26.19%                 545             35.55%
     426          20.17%                     486             26.31%                 546             35.75%
     427          20.26%                     487             26.43%                 547             35.95%
     428          20.34%                     488             26.56%                 548             36.15%
     429          20.43%                     489             26.68%                 549             36.35%
     430          20.51%                     490             26.81%                 550             36.54%
     431          20.59%                     491             26.93%                 551             36.74%

-----------------------------            -----------------------------            ------------------------------
  36 Years                                     41 Years                              46 Years
(432 Months)      20.68%                     (492 Months)    27.05%                (552 Months)     36.94%
-----------------------------            -----------------------------            ------------------------------
     433          20.77%                     493             27.19%                 553             37.16%
     434          20.86%                     494             27.32%                 554             37.38%
     435          20.95%                     495             27.46%                 555             37.61%
     436          21.04%                     496             27.59%                 556             37.83%
     437          21.13%                     497             27.73%                 557             38.05%
     438          21.22%                     498             27.87%                 558             38.27%
     439          21.31%                     499             28.00%                 559             38.49%
     440          21.40%                     500             28.14%                 560             38.71%
     441          21.49%                     501             28.27%                 561             38.93%
     442          21.58%                     502             28.41%                 562             39.16%
     443          21.67%                     503             28.54%                 563             39.38%

-----------------------------            -----------------------------            ------------------------------
  37 Years                                     42 Years                              47 Years
(444 Months)      21.76%                     (504 Months)    28.68%                (564 Months)     39.60%
-----------------------------            -----------------------------            ------------------------------
     445          21.86%                     505             28.82%                 565             39.85%
     446          21.96%                     506             28.97%                 566             40.09%
     447          22.05%                     507             29.12%                 567             40.34%
     448          22.15%                     508             29.27%                 568             40.59%
     449          22.25%                     509             29.42%                 569             40.84%
     450          22.35%                     510             29.57%                 570             41.09%
     451          22.44%                     511             29.71%                 571             41.33%
     452          22.54%                     512             29.86%                 572             41.58%
     453          22.64%                     513             30.01%                 573             41.83%
     454          22.74%                     514             30.16%                 574             42.08%
     455          22.83%                     515             30.31%                 575             42.33%

-----------------------------            -----------------------------            ------------------------------
  38 Years                                     43 Years                              48 Years
(456 Months)      22.93%                     (516 Months)    30.45%                (576 Months)     42.57%
-----------------------------            -----------------------------            ------------------------------
     457          23.04%                     517             30.62%                 577             42.85%
     458          23.14%                     518             30.78%                 578             43.13%
     459          23.25%                     519             30.94%                 579             43.41%
     460          23.35%                     520             31.10%                 580             43.69%
     461          23.46%                     521             31.27%                 581             43.97%
     462          23.56%                     522             31.43%                 582             44.25%
     463          23.67%                     523             31.59%                 583             44.53%
     464          23.77%                     524             31.75%                 584             44.81%
     465          23.88%                     525             31.92%                 585             45.09%
     466          23.98%                     526             32.08%                 586             45.37%
     467          24.09%                     527             32.24%                 587             45.65%

-----------------------------            -----------------------------            ------------------------------
  39 Years                                     44 Years                              49 Years
(468 Months)      24.20%                     (528 Months)    32.40%                (588 Months)     45.93%
-----------------------------            -----------------------------            ------------------------------
     469          24.31%                     529             32.58%                 589             46.25%
     470          24.42%                     530             32.76%                 590             46.57%
     471          24.54%                     531             32.94%                 591             46.88%
     472          24.65%                     532             33.12%                 592             47.20%
     473          24.77%                     533             33.30%                 593             47.52%
     474          24.88%                     534             33.48%                 594             47.84%
     475          24.99%                     535             33.66%                 595             48.15%
     476          25.11%                     536             33.84%                 596             48.47%
     477          25.22%                     537             34.02%                 597             48.79%
     478          25.34%                     538             34.20%                 598             49.11%
     479          25.45%                     539             34.38%                 599             49.42%

                                          SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                                                        SCHEDULE A

---------------- ------------            ---------------- ------------            ----------------- ------------
     Age          Applicable                  Age          Applicable                  Age           Applicable
  (in months)     Percentage               (in months)     Percentage               (in months)      Percentage
---------------- ------------            ---------------- ------------            ----------------- ------------

-----------------------------            -----------------------------            ------------------------------
  50 Years                                     55 Years                              60 Years
(588 Months)      49.74%                     (660 Months)    80.42%                (720 Months)    173.06%
-----------------------------            -----------------------------            ------------------------------
     601          50.11%                     661             81.27%                 721            176.93%
     602          50.47%                     662             82.13%                 722            180.80%
     603          50.83%                     663             82.98%                 723            184.66%
     604          51.20%                     664             83.84%                 724            188.53%
     605          51.56%                     665             84.70%                 725            192.40%
     606          51.92%                     666             85.55%                 726            196.27%
     607          52.29%                     667             86.41%                 727            200.14%
     608          52.65%                     668             87.26%                 728            204.00%
     609          53.02%                     669             88.12%                 729            207.87%
     610          53.38%                     670             88.97%                 730            211.74%
     611          53.74%                     671             89.83%                 731            215.61%

-----------------------------            -----------------------------            ------------------------------
  51 Years                                     56 Years                              61 Years
(612 Months)      54.11%                     (672 Months)    90.68%                (732 Months)    219.48%
-----------------------------            -----------------------------            ------------------------------
     613          54.53%                     673             91.75%                 733            225.93%
     614          54.95%                     674             92.83%                 734            232.38%
     615          55.37%                     675             93.90%                 735            238.83%
     616          55.79%                     676             94.97%                 736            245.28%
     617          56.21%                     677             96.04%                 737            251.73%
     618          56.63%                     678             97.11%                 738            258.18%
     619          57.05%                     679             98.18%                 739            264.63%
     620          57.47%                     680             99.25%                 740            271.07%
     621          57.89%                     681            100.32%                 741            277.52%
     622          58.31%                     682            101.39%                 742            283.97%
     623          58.73%                     683            102.46%                 743            290.42%

-----------------------------            -----------------------------            ------------------------------
  52 Years                                     57 Years                              62 Years
(624 Months)      59.15%                     (684 Months)   103.53%                (744 Months)    296.87%
-----------------------------            -----------------------------            ------------------------------
     625          59.64%                     685            104.91%                 745            309.78%
     626          60.14%                     686            106.29%                 746            322.68%
     627          60.63%                     687            107.67%                 747            335.59%
     628          61.12%                     688            109.04%                 748            348.49%
     629          61.61%                     689            110.42%                 749            361.40%
     630          62.10%                     690            111.80%                 750            374.30%
     631          62.59%                     691            113.18%                 751            387.21%
     632          63.08%                     692            114.56%                 752            400.11%
     633          63.58%                     693            115.94%                 753            413.02%
     634          64.07%                     694            117.31%                 754            425.92%
     635          64.56%                     695            118.69%                 755            438.83%

-----------------------------            -----------------------------            ------------------------------
  53 Years                                     58 Years                              63 Years
(636 Months)      65.05%                     (696 Months)   120.07%                (756 Months)    451.73%
-----------------------------            -----------------------------            ------------------------------
     637          65.63%                     697            121.91%                 757            490.46%
     638          66.21%                     698            123.75%                 758            529.18%
     639          66.79%                     699            125.59%                 759            567.91%
     640          67.38%                     700            127.43%                 760            606.63%
     641          67.96%                     701            129.27%                 761            645.36%
     642          68.54%                     702            131.10%                 762            684.09%
     643          69.12%                     703            132.94%                 763            722.81%
     644          69.70%                     704            134.78%                 764            761.54%
     645          70.28%                     705            136.62%                 765            800.26%
     646          70.87%                     706            138.46%                 766            838.99%
     647          71.45%                     707            140.30%                 767            877.71%

-----------------------------            -----------------------------            ------------------------------
  54 Years                                     59 Years                              64 Years
(648 Months)      72.03%                     (708 Months)   142.14%                (768 Months)    916.44%
-----------------------------            -----------------------------            ------------------------------
     649          72.73%                     709            144.72%                 769            913.15%
     650          73.43%                     710            147.29%                 770            909.86%
     651          74.13%                     711            149.87%                 771            906.57%
     652          74.83%                     712            152.45%                 772            903.28%
     653          75.52%                     713            155.02%                 773            899.99%
     654          76.22%                     714            157.60%                 774            896.70%
     655          76.92%                     715            160.18%                 775            893.42%
     656          77.62%                     716            162.75%                 776            890.13%
     657          78.32%                     717            165.33%                 777            886.84%
     658          79.02%                     718            167.91%                 778            883.55%
     659          79.72%                     719            170.48%                 779            880.26%


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